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                                                                    Exhibit 10.3

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

This Registration Rights Agreement ("Agreement") is made and entered into as of the 5/th/ day of February, 2001, by and among Antares Pharma, Inc. (formerly known as Medi-Ject Corporation), a Minnesota corporation (the "Company"), and the investors listed on the signature page hereof, with the exception of Lombard Odier & Cie, in which case this Agreement is made and entered into as of the 5/th/ day of March, 2001 (collectively, the "Investors").

                                   RECITALS

     A. The Investors have subscribed to purchase shares of the Company's common stock, $.01 par value (the "Common Stock") and warrants to purchase shares of Common Stock (the "Warrants").

     B. It is a condition to such purchase that the Company provide the registration rights provided herein and the parties hereto desire to provide for such rights on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the premises and covenants contained herein, the parties hereto agree as follows:

1.   Registration Rights.  The Company covenants and agrees as follows:
     -------------------

     1.1  Registration.  On or prior to June 3, 2001, the Company will file with
          ------------
the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (or, if the Company is ineligible to use Form S-3, then on Form S-1) registering the resale of the shares of the Common Stock and the shares of Common Stock underlying the Warrants (the "Registrable Stock") under the Securities Act of 1933, as amended (the "Securities Act") and shall thereafter take all necessary steps to qualify such resale under such state laws as the holders of Registrable Stock may reasonably request. The costs and expenses directly related to such registration pursuant to this section, including but not limited to legal fees of the Company's counsel, audit fees, printing expense, filing fees and fees and expenses relating to qualifications under state securities or blue sky laws shall be borne entirely by the Company; provided, however, that the persons for whose account the securities covered by such registration are sold shall bear the brokerage fees and commissions applicable to their shares and the fees and expenses of their own legal counsel and other advisors. The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this paragraph for such period as may be necessary for the holders to dispose of such securities (not to exceed two (2) years) and, from time to time shall amend or supplement the prospectus or offering circular used in connection therewith to the extent necessary in order to comply with applicable law.

     1.2  Registration--General Provisions.  In connection with the registration
          --------------------------------
of the Registrable Stock under the Securities Act, the Company will:
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          (a)  prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective as soon as possible after the date it is filed and keep the prospectus which is a part of such registration statement current until the earlier of the date on which: (i) all such shares of Registrable Stock have been sold, or (ii) two (2) years after the date it is declared effective by the Commission (the "Effectiveness Period"); provided, however, that if at any time the Company shall obtain a written opinion of legal counsel reasonably satisfactory to Investors to the effect that the Registrable Shares may be publicly offered for sale in the United States by the Investors without restriction as to manner of sale and amount of securities sold and without registration under the Securities Act, the Company shall no longer by obligated to file or maintain a registration statement with respect to the Registrable Shares pursuant to this Agreement, unless at a later date, an Investor delivers to the Company an opinion of counsel to such Investor, which opinion is reasonably satisfactory in form and substance to counsel to the Company, that registration is then required as a result of a change in applicable law;

          (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effectiveness Period referred to in Section 1.2(a) above;

          (c) at the request of Investors holding a majority of the Registrable Stock, provide legal counsel for such Investors (referred to herein as "Investor's Counsel") with reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

          (d) furnish to the Investor of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Investor may reasonably request in order to facilitate the public offering of such securities;

          (e) use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Investor may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (f) notify the Investor, promptly after it shall receive notice thereof, of the time when such registration statement, or any post-effective amendment thereto, has become effective or a supplement to any prospectus forming a part of such registration statement has been filed with the Commission;

          (g) notify the Investor promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (h) prepare and file with the Commission, promptly upon the request of the Investor, any amendments or supplements to such registration statement or prospectus which, in the opinion of Investor's Counsel, if any (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations promulgated thereunder in connection with the distribution of the shares of the Company's common stock by the Investor;

          (i) prepare and promptly file with the Commission and promptly notify the Investor of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (j) advise the Investor, and the Investor's Counsel, if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (k) at the request of the Investor, furnish on the effective date of the registration statement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration and to the Investor making such request, covering such matters as the Investor may reasonably request, and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the Investor, covering such matters as the Investor may reasonably request.

          (l) Notwithstanding the foregoing, following the effectiveness of such registration statement, the Company may, based upon the reasonable determination of the Company's Board of Directors, suspend the effectiveness of such registration statement for up to no longer than ninety (90) days in any 365-day period, as appropriate (a "Suspension Period"), by giving notice to the Investor, if (i) the Company, with the advice of its counsel, shall have determined that the Company may be required to disclose any material corporate development; (ii) based upon advice from the Company's investment banker or financial advisor, if the Company shall be involved in a pending or contemplated financing or offering which could be adversely affected or (iii) in the good faith judgment of the Board of Directors, the registration would impede, delay, or otherwise interfere with any pending or contemplated material acquisition, corporate reorganization or otherwise interfere with any pending or contemplated material acquisition, corporate reorganization or other similar material transaction involving the Company. The Company will use its best efforts to minimize the length of any Suspension

Period. Further, the Effectiveness Period referred to in Section 1.2(a) shall be extended by the number of days such registration is subject to any Suspension Period. The Investor agrees that, upon receipt of any notice from the Company of a Suspension Period, it will not sell (subject to the limitations on the Company set forth above) any Registrable Stock pursuant to such registration statement until (x) the Investor is advised in writing by the Company that the use of the applicable prospectus may be resumed, (y) the Investor has received copies of any additional or supplemental or amended prospectus, if applicable, and (z) the Investor has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus. Upon notice by the Company to the Investors of any determination under subclauses (i) or (iii) above, the Investors shall keep the fact and content of such notice strictly confidential.

     1.3  Registration Expenses.  The Company shall pay all Registration
          ---------------------
Expenses (as defined below) in connection with the inclusion of shares of the Company's common stock in any registration statement, or application to register or qualify such shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the NASD and any securities exchange; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the registration statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the registration statement, prospectuses and various agreements executed in connection with the registration statement. Each Investor will pay its proportionate share of any custodian fees or commission or discounts or transfer taxes which may be payable to any broker and any other expenses incurred by the Investor not expressly included herein.

     1.4  Indemnification. With respect to the registration of the resale of the
          ---------------
shares of Registrable Stock:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investors, the trustees, partners, officers and directors of the Investors, any underwriter or broker for the Investors and each person, if any, who controls the Investor or any underwriter, broker within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by the Registration Statement, or (iv) any failure of the

Company to perform its material obligations under this Agreement; and the Company will reimburse the Investor, trustee, partner, officer, director, underwriter, broker, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it is indirect, incidental, consequential, special, or punitive or to the extent that it arises out of or is based upon a Violation which occurs (a) in reliance upon and in conformity with written information furnished to it expressly for use in connection with such registration by the Investor, trustee, partner, officer, director, or controlling person of the Investor, (b) by the Investors' failure to furnish the Company, upon request, with information with respect to the Investors, any broker of an Investor, or the Investors' intended method of distribution required to be stated in the Registration Statement or necessary to make the statements therein in light of the circumstance under which they were made not misleading, or (c) if the Company shall sustain the burden of proving that the Investors or such broker sold securities to the person alleging such Violations without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had within a reasonable period of time prior to such written confirmation furnished copies thereof to such Investor or such broker, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

          (b) To the extent permitted by law, each Investor will indemnify the Company, each director, officer and controlling person of the Company and each officer of the Company who signed the registration statement against all claims, losses, damages and liabilities (or actions, proceedings or settlements, if such settlements are effected with the written consent of the Investor, in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document in which the Investor's shares are included (including any related registration statement, notification of the like) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use therein, or any violation by the Investor of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Investor and relating to action or inaction required of the Investor in connection with any such registration, qualification or compliance, provided, however, that the Investor shall not be liable for any such untrue statement (or alleged untrue statement) or omission (or alleged omission) of which the Investor has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred and Investor will reimburse the Company, each of its officers, directors, and each person controlling the Company, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, action or proceeding.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party; and provided further, that if there is more than one indemnified party, the indemnifying party shall pay for the reasonable fees and expenses of one counsel for any and all indemnified parties to be mutually agreed upon by such indemnified parties, unless representation of an indemnified party by the counsel retained by the other indemnified parties would be inappropriate due to actual or potential differing interests between such indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section.

          (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person or entity who shall not have been guilty of such fraudulent misrepresentation.

2.   Covenants of the Investors.  Each Investor agrees that, for a period of 180
     --------------------------
days following the effective date of a registration statement of the Company under the Securities Act, such Investor will not sell, offer to sell, grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by such Investor except for shares of Common Stock included in such registration pursuant to the terms of this Agreement. Each Investor further agrees that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

3.   Information Rights.  The Company hereby covenants and agrees as follows:
     ------------------

     3.1 Information Available. So long as the registration statement covering the resale of Registrable Stock owned by any Investor is effective, the Company will furnish to such Investor the following items including any exhibits thereto:

          (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 90 days after the end of each fiscal year of the Company), one copy of:

               (i) its Annual Report to Stockholders (which shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

               (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K;

               (iii) its quarterly reports on Form 10-Q; and

               (iv) a full copy of the particular registration statement covering the Registrable Stock.

          (b) upon the request of an Investor, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

     3.2  Rule 144 Information.  For two years after the date of this Agreement,
          --------------------
the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable the Investors to sell the Registrable Stock pursuant to Rule 144 under the Securities Act.

4.   Miscellaneous.
     -------------

     4.1  Amendments.  Except as otherwise provided herein, the provisions of
          ----------
this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given or made unless the Company has obtained the written consent of Investors holding a majority of the Registrable Stock.

     4.2  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made by hand delivery, facsimile, overnight courier or registered first-class mail to the address of the Investor and the Company as set forth in the Company's records. All such notices and communications shall be deemed to have been duly given: when delivered, if by hand, overnight courier or mail or when transmission is confirmed by the sending unit, if by facsimile.

     4.3  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     4.4  Headings.  The headings to this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     4.5  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Minnesota without giving effect to the principles of conflicts of law thereof.

     4.6  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Investors and the Company shall be enforceable to the fullest extent permitted by law.

     4.7  Remedies.  The remedies provided for in this Agreement shall be
          --------
cumulative and in addition to all other remedies available, at law or in equity, and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement.

     4.8  Consent to Jurisdiction.  In connection with any suite, claim, action
          -----------------------
or proceeding arising out of this Agreement, the parties hereby consent to the in personam jurisdiction of the United States federal courts and states courts located in the State of Delaware. Each party agrees to service in the manner set forth in Section 4.2 shall be valid and sufficient for all purposes; and each party agrees, and irrevocably waives any objection based on forum non conveniens or venue, to appear in any United States federal court or state court located in the State of Delaware.

     4.9  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

                           [Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by their duly authorized representatives as of the date indicated above.

                            Antares Pharma, Inc.


                            By:   /s/ Franklin M. Pass, M.D.
                                  ----------------------------------------------
                            Its:  Chief Executive Officer


                            INVESTORS:

                            Aventic AG
                            bp Aventic Partners AG

                            By: /s/ Elvire M. Gazeau    /s/ Jean-Claude Rebelez
                                -----------------------------------------------
                            Its: Investment Manager         CFO
                                 ----------------------------------------------

                            Basellandschaftliche Kantonalbank


                            By: /s/ Meinrad Geering    /s/ Rolf Rudin
                                -----------------------------------------------


                            HCI Healthcare Investments Limited


                            By: /s/ C.A. Rowlandson
                                ------------------------------------------------
                                For and on behalf of Healthcare Advisers Limited
                                ------------------------------------------------
                            Its: Director
                                 -----------------------------------------------

                            Lombard Odier & Cie


                            By: /s/ Alexandre Meyer  /s/ Fernando Perez Diaz
                                ------------------------------------------------
                            Its: Vice President          Assistant Manager
                                ------------------------------------------------